AMERICA'S

                                  UTILITY FUND

                                    NINETEEN

                                  NINETY-SEVEN

                                     ANNUAL
                                     REPORT

                                   [AMERICA'S
                                  UTILITY FUND
                                     LOGO]


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                                                                 [LOGO]




Dear Shareholder:


      It is our privilege to send you the 1997 Annual Report for America's Utility Fund.
      Favorable market conditions produced attractive returns for the utility sector and your Fund during 1997. Although utility stocks did not keep pace with the extraordinary gains of the broader market indexes such as the Dow Jones Industrial Average and Standard & Poor's 500,* that is to be expected from stocks that have more conservative characteristics. These defensive qualities should serve the Fund well in a more volatile market environment, such as the one produced by the Asian crisis late last year.
      During the year your Fund's investment manager continued to diversify holdings away from a heavy emphasis on traditional utility companies and into industry groups with greater growth potential. These efforts, for example, raised the percentage of stocks outside the traditional domestic utility sector to 21.6% of total Fund assets at December 31, 1997, up from 6.2% a year earlier.
      America's Utility Fund appears well-positioned for the coming year. Stock selection methods should continue to accent stable, high-quality companies in both the utility and non-utility sectors. Furthermore, a constructive process of deregulating electric utility companies and an attractive interest-rate environment may provide opportunities for favorable returns.
      The Annual Report that follows provides market and investment commentary from the managers of America's Utility Fund. Please review the information carefully.
      We encourage you if you have not done so already to take advantage of the enhanced services that we now provide to our shareholders. They include
      o Direct investment into the Fund via ACH automatic direct deposit from your bank account;
      o Automatic dividend and capital gain reinvestment;
      o New Roth IRA and Educational IRA account services;
      o 24-hour-a-day access to information about your account including account balances, daily price updates, current yield, and market-closings by calling (800) 487-3863.

      Thank you for your investment in America's Utility Fund.

Sincerely,

/s/ Daniel J. Ludeman                            /s/ Paul F. Costello

Daniel J. Ludeman                                Paul F. Costello
Chairman                                         President



      *The S&P Utilities Index recorded a 24.6% gain. The S&P Utilities Index is one of the four broad sectors in the S&P 500 Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF. The Dow Jones Industrial Average posted a 25.0% return. The Dow Jones Industrial Average is a price-weighted index of 30 large-capitalization stocks traded on the New York stock exchange. The Dow is computed by adding the total value of the 30 stocks and dividing by a factor that adjusts for distortions caused by stock splits over the years. It is considered to be a barometer of how shares of the largest U.S. companies are performing. The Standard & Poor's Index posted a 33.4% return. The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the indexes.

      America's Utility Fund provided a rewarding total return of 23.3%. Past performance is no guarantee of future results. Shares, when redeemed, may be worth more or less than their original cost.

      For more information and prospectuses for America's Utility Fund, please call us at (800) 487-3863. The prospectuses contain complete information regarding fees, sales charges, and expenses. Please read them carefully before investing or sending money.


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         Dollar-Cost Averaging


      More and more, investors are using dollar-cost averaging to avoid trying to time investment purchases or sales.
      America's Utility Fund, with its dollar-cost averaging installment payment option, has provided shareholders with a way to turn market uncertainty to their advantage.*
      Dollar-cost averaging means you simply invest the same amount of money at evenly spaced time periods. It doesn't matter whether the market moves up or down while you're investing.
      The chart below illustrates how dollar-cost averaging works.** Assume you decide to invest $30 a month in a mutual fund over the next 12 months and the fund price fluctuates.

      When the price of the fund is low, you buy more shares; when the price is high you buy fewer shares. This can potentially result in an average cost per share that is less than the average share price.
      In the illustration provided below, the average cost of shares purchased is $10.88. Had you made a lump-sum investment in January, the cost would have been $15 per share.
      So rather than trying to figure out the best time to buy and sell, you may want to invest on a periodic basis and avoid the highs and lows.
      America's Utility Fund offers investors this option through our monthly installment plan with a $40 per month minimum.




                                                  Shares                 Cumulative Shares       Total
       Month                    Share Price     Purchased                    Purchased         Investment
       January                 $ 15.00         2.0                       2.0                  $  30.00
       February                $ 20.00         1.5                       3.5                  $  60.00
       March                   $ 15.00         2.0                       5.5                  $  90.00
       April                   $ 12.00         2.5                       8.0                  $ 120.00
       May                     $ 10.00         3.0                      11.0                  $ 150.00
       June                    $  8.00         3.8                      14.8                  $ 180.00
       July                    $ 10.00         3.0                      17.8                  $ 210.00
       August                  $ 10.00         3.0                      20.8                  $ 240.00
       September               $ 10.00         3.0                      23.8                  $ 270.00
       October                 $  8.00         3.8                      27.6                  $ 300.00
       November                $ 10.00         3.0                      30.6                  $ 330.00
       December                $ 12.00         2.5                      33.1                  $ 360.00
       Average Price Per
       Share                   $ 11.67
       Average Dollar Cost
       of Shares Purchases     $ 10.88
       Cost of Lump-Sum
       Purchase in January     $ 15.00



      * This method of investing involves continous investment in a security regardless of fluctuating price levels and you should consider your financial ability to continue purchases through periods of low price levels. It won't assure a profit or protect you from loss in declining markets or against loss if you stop the program when the value of your account is less than the cost of the shares you bought.

      ** This hypothetical example does not represent the results of an installment purchase in America's Utility Fund. America's Utility Fund may perform better or worse than this example.


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Management Discussion and Analysis

by John G. Davenport, CFA and Richard L. Rice, CFA,
Portfolio Managers




       The year 1997 provided outstanding returns for U.S. investors. For the first time in its 101-year history, the Dow Jones Industrial Average (DJIA) gained more than 20% in three consecutive years, posting a 25.0% return last year.* The broader, market capitalization-weighted Standard and Poor's 500 Index produced an extraordinary 33.4% return, while the more conservative S&P Utilities Index recorded a 24.6% gain.** Fixed-income investors also had a good year as the Lehman Brothers Aggregate Bond Index returned 9.7%.(dagger) America's Utility Fund ("Fund") provided a rewarding total return of 23.3% including capital appreciation and dividend income.(dagger) (dagger)

      Full-year results mask a dramatic change in investor psychology during the period, however, as fourth-quarter returns were almost a mirror-image of what occurred during the first nine months.
      Through September, the S&P 500's 30% rise, versus 7% for S&P Utilities and 9% for the Fund, was fueled by a continuation of positive economic signals and expectations of strong corporate earnings growth. Then, in October, the Asian currency crises spread to Hong Kong, triggering worldwide declines in equity prices and renewed interest in more defensive investments (following a long absence). True to their traditional form, utilities performed well during the more volatile fourth quarter as the S&P Utilities Index rose 16.3%, the Fund advanced 13.3%, and the S&P 500 struggled to achieve a 2.9% gain, surging 4% in the final week. International mutual funds were notably impacted by broadening market turmoil in the Far East, plunging 7.7%, on average, during the final quarter.~
      Diversification efforts during 1997 brought the proportion of stocks outside the traditional domestic utility sector to 21.6% of total Fund assets, up 15.4% from the beginning of the year. Industries represented by these stocks include real estate investment trusts, pharmaceuticals, financial services, specialty chemicals, and packaging, among others. Although the lower proportion of utilities in the later part of 1997 hurt the Fund's fourth-quarter relative performance, we continue to feel that this diversification process enhances the Fund's growth characteristics and, in turn, its longer-term total return potential. Non-utility stocks tend to provide lower dividend income, however, which necessitates a slight reduction in the Fund's indicated dividend for 1998, beginning with the March payout.


Looking Ahead
      Continued market volatility appears likely in coming months. Despite favorable sentiment surrounding recent International Monetary Fund loans and reform agreements with weak Asian economies, regional problems are structural, rooted in years of over-investment and economic mismanagement resulting in cumulative bad debts, weak currencies and prospects of deep economic hardship. There are no quick fixes for these imbalances - just witness Japan's continuing struggle to recover from its bubble economy of the late 1980s. The process of unwinding these excesses has deflationary characteristics which will dampen the earnings outlook of U.S. companies through reduced export demand, intense pricing competition and currency translations. With corporate profit margins having reached historically high levels, the potential for earnings disappointments in a slowing economy has risen.
      Your Fund is well-positioned for this environment. Stock selection has continued to emphasize well-managed, stable, above-average quality companies in utility and non-utility industries. Utility deregulation is proceeding in a constructive manner, valuations of our holdings are attractive relative to the broad market and the interest rate outlook is favorable. These are attractive attributes for conservative long-term investors.


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      * The Dow Jones Industrial Average is a price-weighted index of 30 large-capitalization stocks traded on the New York stock exchange. The Dow is computed by adding the total value of the 30 stocks and dividing by a factor that adjusts for distortions caused by stock splits over the years. It is considered to be a barometer of how shares of the largest U.S. companies are performing.
      ** The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the S&P Index.
      The S&P Utilities Index is one of the four broad sectors in the S&P 500 Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.
      (dagger) The Lehman Brothers Aggregate Bond Index is commonly used to compare performance of fixed-income securities. It is the broadest of the Lehman fixed-income indexes, covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is comprised of securities that are U.S. domestic, taxable, and dollar denominated.
      (dagger) (dagger) Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of, or guaranteed by, any bank, and they are not federally insured.
      ~ Source: Lipper Analytical Services, an independent rating company, groups funds by investment objectives and calculates performance figures for each group. Performance does not include sales charges and does include reinvestment of all distributions.
      While the portfolio managers will endeavor to manage the portfolio in accordance with the process described, there are no guarantees that they will be successful.
      This material must be preceded or accompanied by a current prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.


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Average Annual Total Returns
for the Periods Ended December 31, 1997

One Year                Since Inception (5/5/92)*
23.31%                          11.96%

SEC current yield as of December 31, 1997 3.34%**

                              5/92    6/92    12/92    6/93     12/93   6/94   12/94   6/95   12/95   6/96   12/96   6/97   12/97
America's Utility Fund      10,000  10,170   11,190  12,642   12,679  10,728  11,019 12,479  14,577 14,839  15,373 16,149  18,957
S&P Utilities Index~         9,985  10,122   11,195  12,696   12,811  11,750  11,794 13,544  16,750 16,758  17,273 17,672  21,531



     Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

       * Reflects operation of America's Utility Fund from the date of inception 5/5/92 through 12/31/97.

      ** SEC current yield is calculated by dividing the net investment income per share for the 30 days ended 12/31/97 by the offering price per share on that date. The figure is then compounded and annualized.

     *** Represents a hypothetical investment of $10,000 in America's Utility
         Fund. Performance assumes the reinvestment of all dividends and distributions.

       ~ The S&P Utilities Index is one of four broad sectors in the S&P 500
         Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.


     This material must be preceded or accompanied by a current Prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.


America's Utility Fund, Inc.
Portfolio of Investments
December 31, 1997



                                                        Market Value
  Shares              Common Stocks - 90.92%              (Note 2)
----------   ---------------------------------------   --------------
             Public Utility - Electric 44.57%
             ---------------------------------------
  66,100     Allegheny Energy, Inc.                    $ 2,148,250
  73,810     Chilgener S.A.*                             1,808,345
 169,200     DPL, Inc.                                   4,864,500
  69,950     DQE, Inc.                                   2,456,994
 113,500     DTE Energy Company                          3,937,031
  78,800     Duke Energy Corporation                     4,363,550
 125,000     Eastern Utilities Associates Company        3,281,250
  82,000     Endesa S.A.*                                1,491,375
 150,600     FirstEnergy Corporation                     4,367,400
  67,000     FPL Group, Inc.                             3,965,563
  77,600     GPU, Inc.                                   3,268,900
 165,700     LG&E Energy Corporation                     4,101,075
  90,800     New Century Energies                        4,352,725
  60,300     NIPSCO Industries, Inc.                     2,981,081
  75,400     Northern States Power Company               4,392,050
  89,700     SCANA Corporation                           2,685,394
 186,000     Southern Company                            4,812,750
 154,600     TECO Energy, Inc.                           4,348,125
  86,100     Tucson Electric Power Company #             1,560,562
 111,700     Western Resources, Inc.                     4,803,100
                                                       -----------
                                                        69,990,020
                                                       -----------
             Public Utility - Natural Gas - 10.92%
             ---------------------------------------
  74,000     Enron Corporation                           3,075,625
  93,000     Keyspan Energy Corporation                  3,423,563
  78,000     Nicor, Inc.                                 3,290,625
  94,900     Pacific Enterprises                         3,570,612
  85,000     Questar Corporation                         3,793,125
                                                       -----------
                                                        17,153,550
                                                       -----------
             Telecommunications - 18.84%
             ---------------------------------------
  65,000     Ameritech Corporation                       5,232,500
  63,300     Bell Atlantic Corporation                   5,760,300
   5,800     British Telecom PLC*                          465,813
 106,000     GTE Corporation                             5,538,500
  53,800     MCI Communications Corporation              2,303,312
  79,500     SBC Communications, Inc.                    5,823,375
  49,600     Sprint Corporation                          2,907,800
  17,000     Telefonica De Espana S.A.*                  1,548,062
                                                       -----------
                                                        29,579,662
                                                       -----------
             Non-Utility Securities - 16.59%
             ---------------------------------------
  30,000     Bemis Company                               1,321,875
   7,500     Bristol Myers Squibb                          709,687
  43,000     Colonial Properties Trust                   1,295,375
  24,000     Emerson Electric Company                    1,354,500
  29,800     Federal National Mortgage Association       1,700,463
  15,600     Grainger (W.W.), Inc.                       1,516,125
  21,500     Johnson & Johnson                           1,416,313
  51,200     Liberty Property Trust                      1,462,400
  39,300     Mack Cali Realty Corporation                1,611,300
  53,700     Nalco Chemical Company                      2,124,506
  54,000     Nationwide Health Properties, Inc.          1,377,000
  60,700     Philip Morris Companies, Inc.               2,750,469
  23,000     Realty Income Corporation                     585,063
  21,000     Schering - Plough Corporation               1,304,625
  53,400     Sherwin Williams Company                    1,481,850
  45,400     Sonoco Products Company                     1,574,813
  54,300     Sysco Corporation                           2,474,043
                                                       -----------
                                                        26,060,407
                                                       -----------
             Total Common Stocks
             (cost $108,747,319)                       142,783,639
                                                       -----------

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America's Utility Fund, Inc.
Portfolio of Investments (continued)



  Shares or
  Principal                                                  Market Value
    Amount                                                     (Note 2)
-------------                                              ---------------
                Preferred Stocks - 1.59%
                ----------------------------------------
    20,000      BankAmerica Trust 0.75%                    $    516,250
    38,000      Newell Financial Trust 5.25%,
                  Convertible (a)                             1,985,500
                                                           ------------
                Total Preferred Stocks (cost
                  $2,499,750)                                 2,501,750
                                                           ------------
                Corporate Bonds - 4.52%
                ----------------------------------------
$2,000,000      Appalachian Power Company, 7.38%,
                  8/15/02                                     2,044,402
 1,250,000      Duke Energy Corporation, 8.00%,
                  11/1/99                                     1,294,386
 2,000,000      Texas Utilities Electric Company,
                  8.25%, 4/1/04                               2,182,662
 1,500,000      Wisconsin Public Service, 7.30%,
                  10/1/02                                     1,576,706
                                                           ------------
                Total Corporate Bonds
                  (cost $7,001,611)                           7,098,156
                                                           ------------
                Repurchase Agreements - 2.96%
                ----------------------------------------
 4,651,580      Goldman Sachs & Company Dated
                  12/31/97, 6.80%, due 1/2/98,
                  collateralized by $4,545,243 Federal
                  Home Loan Mortgage Corporation,
                  8.50%, 10/1/26, market value
                  $4,746,938 (cost $4,651,580)                4,651,580
                                                           ------------
                Total Investments - 99.99%
                  (cost $122,900,260)                       157,035,125
                  Other Assets less Liabilities - 0.01%          18,261
                                                           ------------
                Net Assets - 100.00%                       $157,053,386
                                                           ============

     * American Depository Receipts.

     # Non-income producing.

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.


See notes to financial statements.



Statement of Assets and Liabilities
December 31, 1997



Assets
Investments, at market value
  (cost $122,900,260) (Note 2)                $157,035,125
Cash                                                23,082
Receivables
  Dividends and interest                           604,215
  Fund shares sold                                  17,414
                                               ------------
     Total assets                              157,679,836
                                               ------------
Liabilities
Payables
  Fund shares redeemed                              80,522
  Dividends                                        452,905
Accrued expenses and other liabilities              93,023
                                               ------------
     Total liabilities                             626,450
                                               ------------
Net Assets                                    $157,053,386
                                               ============
Net Assets represented by:
Paid-in capital                               $121,221,392
Accumulated net realized gain on investment
  transactions                                   1,697,129
Net unrealized appreciation on investments      34,134,865
                                               ------------
  Net Assets                                  $157,053,386
                                               ============
Net Asset Value per Share                      $     29.03
                                               ============
Shares Outstanding                               5,410,009


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America's Utility Fund, Inc.
Statement of Operations
For the Year Ended December 31, 1997



Investment income (Note 2)
  Interest                                                  $   936,466
  Dividends *                                                 5,706,167
                                                            -----------
     Total investment income                                  6,642,633
                                                            -----------
Expenses
  Administrative service fees (Note 4)                          596,068
  Shareholder service fees (Note 5)                             354,802
  Transfer agent fees                                           337,598
  Management fee (Note 4)                                       371,906
  Shareholder reports and postage expenses                       61,265
  Directors' fees and expenses                                   48,841
  Legal fees                                                     26,991
  Custodian fees                                                 21,575
  Registration expenses                                          12,853
  Audit fees                                                      9,425
  Miscellaneous                                                   3,855
                                                            -----------
     Total expenses                                           1,845,179
                                                            -----------
Deduct
  Reimbursement from manager (Note 4)                           124,524
                                                            -----------
Net expenses                                                  1,720,655
                                                            -----------
Net investment income                                         4,921,978
                                                            -----------
Realized and unrealized gain on investments
  Net realized gain on investments (Note 2)                   5,451,642
  Change in unrealized appreciation of investments           20,063,982
                                                            -----------
  Net realized and unrealized gain on investments            25,515,624
                                                            -----------
  Net increase in net assets resulting from operations      $30,437,602
                                                            ===========

*Net of foreign withholding taxes of $51,120.


See notes to financial statements.


Statements of Changes in Net Assets
For the Years Ended December 31,



                                                1997             1996
                                         ----------------- ----------------
Net Increase (Decrease) in Net
Assets
Operations
  Net investment income                    $   4,921,978    $   5,849,419
  Net realized gain on investments             5,451,642        5,267,015
  Change in unrealized appreciation
     (depreciation) of investments            20,063,982       (4,116,828)
                                           -------------    -------------
Increase in net assets resulting from
  operations                                  30,437,602        6,999,606
Distributions to Shareholders
  Net investment income                       (5,168,432)      (5,725,433)
  Net realized gain on investments            (4,139,573)               -
                                           -------------    -------------
     Net decrease from distributions          (9,308,005)      (5,725,433)
Capital Share Transactions (Note 5)
  Proceeds from sale of shares                12,123,469       15,469,548
  Reinvested distributions                     8,532,056        5,280,490
  Shares redeemed                            (29,147,694)     (40,438,611)
                                           -------------    -------------
     Change in net assets resulting
       from capital share transactions        (8,492,169)     (19,688,573)
                                           -------------    -------------
Increase (decrease) in net assets             12,637,428      (18,414,400)
Net Assets
  Beginning of year                          144,415,958      162,830,358
                                           -------------    -------------
  End of year (including accumulated
     undistributed net investment
     income of $0 and $170,657 for
     the years ended 1997 and 1996)        $ 157,053,386    $ 144,415,958
                                           =============    =============


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Financial Highlights


For the Years Ended December 31,



                                                                            1997          1996
                                                                       ------------- -------------
Per Share Operating Performance
Net asset value, beginning of year                                      $  25.07      $  24.72
                                                                        ---------     ---------
Income from investment operations
 Net investment income                                                     0.92          0.98
 Net realized and unrealized gain (loss) on investments                    4.79          0.33
                                                                        ---------     ---------
  Total from investment operations                                         5.71          1.31
                                                                        ---------     ---------
Less distributions from:
 Net investment income                                                    (0.96)        (0.96)
 Net realized capital gains                                               (0.79)            -
                                                                         --------   ----------
  Total distributions                                                     (1.75)        (0.96)
                                                                         --------   ----------
Net asset value, end of year                                           $  29.03       $ 25.07
                                                                        =========   ==========
Total Return                                                              23.31%         5.46%
Ratios / Supplemental Data
Net assets, end of year (in millions)                                  $ 157.05       $144.42
Ratio of expenses to average net assets                                    1.21%         1.27%
Ratio of expenses to average net assets before expense reimbursement       1.30%         1.36%
Ratio of net investment income to average net assets                       3.46%         3.90%
Portfolio turnover rate                                                   26.47%        24.05%
Average commission rate paid per share                                 $ 0.0689       $0.0680



                                                                            1995          1994         1993
                                                                       ------------- ------------- ------------
Per Share Operating Performance
Net asset value, beginning of year                                       $  19.50      $   23.54    $  21.95
                                                                         --------      ---------     --------
Income from investment operations
 Net investment income                                                       0.96           0.96        0.91
 Net realized and unrealized gain (loss) on investments                      5.22          (4.04)       2.00
                                                                         --------      ---------     --------
  Total from investment operations                                           6.18          (3.08)       2.91
                                                                         --------      ---------     --------
Less distributions from:
 Net investment income                                                      (0.96)         (0.96)      (0.92)
 Net realized capital gains                                                     -              -       (0.40)
                                                                         --------      ---------     -------
  Total distributions                                                       (0.96)         (0.96)      (1.32)
                                                                         --------      ---------     -------
Net asset value, end of year                                             $  24.72     $    19.50    $  23.54
                                                                         ========      =========     ========
Total Return                                                                32.30%        (13.10%)     13.26%
Ratios / Supplemental Data
Net assets, end of year (in millions)                                    $ 162.83      $  125.01    $ 133.53
Ratio of expenses to average net assets                                      1.21%          1.21%       1.21%
Ratio of expenses to average net assets before expense reimbursement         1.34%          1.33%       1.41%
Ratio of net investment income to average net assets                         4.40%          4.66%       4.19%
Portfolio turnover rate                                                     27.77%         28.85%      21.20%
Average commission rate paid per share

See notes to financial statements.

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

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America's Utility Fund, Inc.
Notes to Financial Statements
December 31, 1997

Note 1: Organization

America's Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland corporation on January 28, 1992. On February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc., for $10,000,000. The Fund commenced sales to the public on May 5, 1992.

The Fund's investment objective is to seek current income and moderate capital growth by investing primarily in securities issued by utility companies. The Fund's investments in utility companies may include equity securities, (common and preferred stocks) and debt securities.

Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

(a) Security Valuation. Investments in securities traded on a national securities exchange and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the mean between the bid and asked prices. If a mean cannot be determined, then the securities are valued at the best available current bid price. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

(b) Repurchase Agreements. It is the policy of the Fund to require that repurchase agreement investments be fully collateralized at all times. Procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's advisor to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

(c) Federal Income Taxes. No provision for federal income taxes has been made since it is the Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

(d) Distributions. Distributions from net investment income are declared and paid quarterly. Distributions of capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, and other timing differences and differing characterization of distributions made by the Fund as a whole. As of December 31, 1997, the Fund reclassified $75,797 of accumulated net realized gains to undistributed accumulated net investment income primarily to reflect the treatment of short-term capital gains as ordinary income for federal income tax purposes. This reclassification has no impact on net investment income, realized gain/loss and net asset value of the Fund.

(e) Security Transactions. The Fund records security transactions on the trade date. Gains and losses on securities sold are determined on the first-in, first-out (FIFO) method. Dividends to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(f) Investment Income. Dividend income is recognized on the ex-dividend date. Interest income is recognized daily on an accrual basis and includes amortization of premiums and discounts.

Note 3: Investment Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $36,545,931 and $50,469,261, respectively. Net unrealized appreciation at December 31, 1997, based on the cost of securities for federal income tax purposes of $122,900,260 is as follows:



       Gross unrealized appreciation      $34,484,676
       Gross unrealized depreciation         (349,811)
                                          -----------
       Net unrealized appreciation        $34,134,865
                                          ===========

Note 4: Administrative Services Fees and Other Transactions With Affiliates

Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment manager to the Fund under an Investment Advisory Agreement. Pursuant to this Agreement, Mentor Advisors receives for its services an annual investment management fee expressed as a percentage of the average daily net assets of the Fund as follows: 0.75% of the first $5 million of average daily net assets, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million and 0.10% of the average daily net assets in excess of $300 million. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC, ("Mentor") which is in turn a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation owns 20% of the outstanding interest in Mentor. (See "Acquisition of Advisor" below.)


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

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Notes to Financial Statements (continued)

Mentor provides administrative services to the Fund under an Administrative Services Agreement. Pursuant to the Agreement, the Fund pays Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors pursuant to the Investment Advisory Agreement.

The Fund entered into a Shareholder Services Agreement with Mentor, pursuant to which Mentor, itself, through America's Utility Fund Service Company ("AUFSC"), or through other financial institutions, provided shareholder support services to the Fund and its shareholders. The Fund paid fees to Mentor under that Agreement at an annual rate of 0.25% of the Funds average daily net assets. Prior to October 31, 1997, pursuant to a Sub-Shareholder Services Agreement between Mentor and AUFSC, Mentor paid fees to AUFSC at the same annual rate of the Fund's assets in respect of which AUFSC provided specified shareholder services. Effective October 31, 1997, the Sub-Shareholder Services Agreement was terminated.

Prior to December 15, 1997, AUFSC also received fees from the Fund's transfer agent for services performed under a Sub-Transfer Agency Agreement. Pursuant to that Agreement, the transfer agent paid AUFSC a fee at the annual rate of 0.10% of the Fund's average daily net assets attributable to shares held by the shareholders to whom the AUFSC provided such sub-transfer agency services. Effective December 15, 1997, the Sub-Transfer Agency Agreement was terminated.

Mentor agreed, for the year ended December 31, 1997, to bear the expenses of the Fund to the extent total Fund operating expenses exceeded 1.21% of the Fund's average daily net assets. As a result of this expense limitation, Mentor incurred expenses of $124,524 during the year ended December 31, 1997.

Acquisition of Advisor

On August 20, 1997, Wheat First Butcher Singer, Inc. ("Wheat") entered into an Agreement and Plan of Merger ("Merger") with First Union Corporation ("First Union"), pursuant to which Wheat would be merged into First Union. First Union is a bank holding company that as of December 31, 1997, had assets of $157 billion. On February 2, 1998, the Merger was consummated and, First Union became the owner of a majority of the beneficial interest in Mentor Advisors.

At a meeting held on October 14, 1997, the Board of Directors of America's Utility Fund approved new Investment Advisory, and Administration Agreements which replaced the existing agreements. Each of the existing agreements by its terms terminated upon the consummation of the Merger, since the Merger constituted a change in control of Mentor Advisors for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). The shareholders of the Fund at a meeting held on December 22, 1997, voted to approve the new Investment Advisory Agreements with Mentor Advisors. Each new agreement is substantially identical to the existing agreements it replaced, other than its effective and termination date.

Note 5: Capital Share Transactions

As of December 31, 1997 there were 500,000,000 shares of $0.0001 par value capital stock authorized. Transactions in Fund shares were as follows:



                                         Year Ended        Year Ended
                                          12/31/97          12/31/96
                                      ---------------   ---------------
Shares sold                              468,044           631,957
Shares issued upon reinvestment of
  dividends                              310,707           215,954
Shares redeemed                       (1,129,220)       (1,674,189)
                                      ----------        ----------
                                        (350,469)         (826,278)
                                      ==========        ==========




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

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INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
America's Utility Fund, Inc.:


      We have audited the accompanying statement of assets and liabilities of America's Utility Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the years in the four-year period ended December 31, 1996 were audited by other auditors whose report dated February 4, 1997 expressed an unqualified opinion on those financial statements and financial highlights.
      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of America's Utility Fund, Inc. as of December 31, 1997, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.



/s/ KPMG PEAT MARWICK LLP



Boston, Massachusetts
February 6, 1998

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

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Additional Information (unaudited)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

1. To elect the following Trustees:



                             Affirmative     Withheld
                            -------------   ---------
Daniel J. Ludeman            2,847,956       77,479
Troy A. Peery, Jr.           2,847,956       77,479
Arnold H. Dreyfuss           2,847,956       77,479
Thomas F. Keller             2,847,956       77,479
Peter J. Quinn, Jr.          2,847,956       77,479
Louis W. Moelchert, Jr.      2,847,956       77,479
Arch T. Allen, III           2,847,956       77,479
Weston E. Edwards            2,847,956       77,479
Jerry R. Barrentine          2,847,956       77,479
J. Garnett Nelson            2,847,956       77,479

2. To approve a new management contract between the Fund and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:



  Affirmative          2,720,542
  Against              100,021
  Abstain              104,872

3. To approve a new management contract between the Fund and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:



  Affirmative          2,700,689
  Against              107,074
  Abstain              117,672

4. To ratify the selection of independent auditors by the Board of Directors:



  Affirmative          2,800,330
  Against              37,124
  Abstain              87,981

Federal Tax Status of Dividends Declared (unaudited)

Of the ordinary income distributions paid during the year ended December 31, 1997, the Fund is designating 100% as eligible for the dividends-received exclusion for corporations. Long-term capital gain dividends paid during the period are presented below. For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of qualifying dividends eligible for the corporate dividends received deduction are also listed below.



Total Long-Term Capital                       Qualifying Dividends
Gain Dividends              $ 4,139,574              100%
Long Term 28%                 2,609,587              100%
Long Term 20%                 1,529,987              100%


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